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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report incorporated by reference in this registration statement of our report dated July 27, 1999 included in Precision Optics Corporation, Inc.'s Form 10-KSB for the year ended June 30, 1999 and to all references to our Firm included in this registration statement.

                                                /s/ Arthur Anderson LLP
                                                ARTHUR ANDERSEN LLP

Boston, Massachusetts
January 4, 1999